                                                                   EXHIBIT 10.37

RECORDING REQUESTED BY
AND WHEN REQUIRED RETURN TO:

Cadwalader, Wickersham & Taft
660 South Figueroa, Suite 2300
Los Angeles, California 90017
Attn: Michael A. Santoro, Esq.

MAIL TAX STATEMENTS TO:

G&L Medical Partnership, L.P.
439 North Bedford Drive
Beverly Hills, California 90210
Attn: Accounting Department

- -------------------------------------------------------------------------------
                  (Space Above This Line For Use By Recorder)


                                  GRANT DEED
                                  ----------

          The undersigned Grantor declares that documentary transfer tax is not shown pursuant to Section 11932 of the Revenue and Taxation Code, as amended.

          FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, LOAN ASSET STRUCTURED TRUST I, a Delaware trust ("Grantor"), hereby grants to G&L MEDICAL PARTNERSHIP, L.P., a Delaware limited partnership ("Grantee"), Grantor's interest in that certain real property located in the County of Los Angeles, State of California, more particularly described in Exhibit A attached hereto together with all improvements, and
             ---------
fixtures thereon and all easements and other rights appurtenant thereto (the "Land").

          THE LAND IS CONVEYED TO GRANTEE SUBJECT TO: (a) all presently existing and future liens against the Land for unpaid real estate taxes (and supplemental taxes), assessments, bonds and water and sewer charges which have been prorated as of the date hereof; (b) all present and future zoning, building, environmental and other laws, ordinances, codes and regulations of any governmental agency having jurisdiction; (c) covenants, conditions, restrictions, easements and other matters of record as of the date of recordation hereof; (d) such facts as an accurate, current survey of the Land and a personal inspection thereof would disclose and all facts and matters otherwise known to Grantee; and (e) the interests of tenants in possession or otherwise disclosed in any rent roll provided to Grantee.

     IN WITNESS WHEREOF, Grantor has executed this Grant Deed as of August 29, 1996.

                                         "Grantor"

                                         LOAN ASSET STRUCTURED TRUST I,
                                         a Delaware trust

                                         By:  WILMINGTON TRUST COMPANY,
                                              not in its individual capacity,
                                              but solely as owner trustee

                                              By:  /s/ John M. Burke
                                                  ---------------------------
                                              Name:  John M. Burke
                                                    -------------------------
                                              Its:  Attorney-in-Fact
                                                   --------------------------

                                August 29, 1996


Los Angeles County Clerk/Recorder


Dear County Clerk/Recorder:

     In accordance with Section 11932 of the Revenue and Taxation Code, the undersigned hereby requests that this statement of documentary transfer tax not be recorded with the attached Grant Deed (the "Deed") but be affixed to the Deed after recordation and before return as directed on the Deed.

     The Deed names G&L Medical Partnership, L.P., a Delaware limited partnership, as grantee. The property that is the subject of the Deed is located in the County of Los Angeles, State of California.

     The amount of documentary transfer tax due on the attached Deed is $18,826.50, computed on the full value of the property less any encumbrances remaining on the property.

                                        LOAN ASSET STRUCTURED TRUST I,
                                        a Delaware trust

                                        By:  WILMINGTON TRUST COMPANY,
                                             not in its individual capacity,
                                             but solely as owner trustee

                                             By:  /s/ John M. Burke
                                                 ---------------------------
                                             Name:  John M. Burke
                                                   -------------------------
                                             Its:  Attorney-in-Fact
                                                  --------------------------

STATE OF ILLINOIS  )
                   )SS:
COUNTY OF COOK     )

     On August 27, 1996, before me, Allyson Marie Taylor, a Notary Public in and for said State, personally appeared John M. Burke, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.


/s/ Allyson Marie Taylor        (SEAL)
- --------------------------

                                                                       EXHIBIT A

                               Legal Description

PARCEL 1:

LOT 5 IN BLOCK 19 OF BEVERLY, IN THE CITY OF BEVERLY HILLS, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 11 PAGE 94 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL 2:

LOTS 6, 7 AND 8 IN BLOCK 19 OF BEVERLY, IN THE CITY OF BEVERLY HILLS, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 11 PAGE 94 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, TOGETHER WITH THAT PORTION OF LOT 9 IN SAID BLOCK 19, LYING NORTHWESTERLY OF THE FOLLOWING DESCRIBED LINE:

BEGINNING AT A POINT IN THE NORTHEASTERLY LINE OF SAID LOT 9, THAT IS DISTANT SOUTHEASTERLY THEREON 18.59 FEET FROM THE MOST NORTHERLY CORNER OF SAID LOT 9; THENCE SOUTHWESTERLY PARALLEL WITH THE NORTHWESTERLY LINE OF SAID LOT 9, A DISTANCE OF 17.60 FEET; THENCE SOUTHEASTERLY PARALLEL WITH THE NORTHEASTERLY LINE OF SAID LOT 9, A DISTANCE OF 4.41 FEET; THENCE SOUTHWESTERLY PARALLEL WITH THE NORTHWESTERLY LINE OF SAID LOT 9, A DISTANCE OF 58.68 FEET; THENCE NORTHWESTERLY PARALLEL WITH THE NORTHEASTERLY LINE OF SAID LOT 9 TO A LINE PARALLEL WITH THE NORTHWESTERLY LINE OF SAID LOT 9 AND WHICH PASSES THROUGH A POINT IN THE SOUTHWESTERLY LINE OF SAID LOT 9 THAT IS DISTANT SOUTHEASTERLY MEASURED ALONG SAID SOUTHWESTERLY LINE 10.50 FEET FROM THE MOST WESTERLY CORNER OF SAID LOT 9; THENCE SOUTHWESTERLY ALONG SAID LAST MENTIONED PARALLEL LINE TO THE SOUTHWESTERLY LINE OF SAID LOT 9.

PARCEL 3:

THAT PORTION OF LOT 9, IN BLOCK 19, IN THE CITY OF BEVERLY HILLS, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS SHOWN ON THE MAP FILED IN BOOK 11 PAGE 94 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT THE MOST NORTHERLY CORNER OF SAID LOT 9; THENCE ALONG THE NORTHEASTERLY LINE OF SAID LOT 9, SOUTHEASTERLY 30.93 FEET; THENCE SOUTHWESTERLY TO A POINT ON THE SOUTHWESTERLY LINE OF SAID LOT 9, DISTANT SOUTHEASTERLY THEREON 30.55 FEET FROM THE MOST WESTERLY CORNER OF SAID LOT 9; THENCE NORTHWESTERLY ALONG SAID SOUTHWESTERLY LINE 30.55 FEET TO SAID MOST WESTERLY CORNER; THENCE ALONG THE NORTHWESTERLY LINE OF SAID LOT 9 TO THE POINT OF BEGINNING.

EXCEPT THEREFROM THAT PORTION OF SAID LOT 9 INCLUDED WITHIN PARCEL 2 ABOVE.

PARCEL 4:

AN EXCLUSIVE EASEMENT IN AND UNDER THAT THREE (3) FEET WIDE PORTION OF THE 450 PROPERTY FOR THE PURPOSE OF ALLOWING THE LOCATION, CONSTRUCTION AND MAINTENANCE OF AN UNDERGROUND PARKING GARAGE SERVICING THE 436 PROPERTY DESCRIBED AS
FOLLOWS:

THAT PORTION OF LOT 4 IN BLOCK 19 OF BEVERLY, IN THE CITY OF BEVERLY HILLS, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 11 PAGE 94 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS A

                                                                         BEDFORD



WHOLE AS FOLLOWS:

BEGINNING AT THE MOST EASTERLY CORNER OF SAID LOT 4 BEING ALSO A POINT ON THE WESTERLY LINE OF AN ALLEY, 20 FEET WIDE, AS SHOWN ON SAID MAP OF BEVERLY; THENCE ALONG THE NORTHEASTERLY LINE OF SAID LOT 4, NORTH 39 DEGREES 31 MINUTES 48 SECONDS WEST 3.00 FEET TO THE INTERSECTION WITH A LINE THAT IS PARALLEL TO AND
3.00 FEET, MEASURED AT RIGHT ANGLES, NORTHWEST OF THE SOUTHEAST LINE OF SAID LOT 4; THENCE ALONG SAID PARALLEL LINE SOUTH 50 DEGREES 28 MINUTES 50 SECONDS WEST
152.11 FEET TO A POINT ON THE EASTERLY LINE OF BEDFORD DRIVE, 70.00 FEET WIDE, AS SHOWN ON SAID MAP OF BEVERLY; THENCE SOUTHERLY ALONG SAID EASTERLY LINE SOUTH 39 DEGREES 32 MINUTES 05 SECONDS EAST 3.00 FEET TO THE MOST SOUTHERLY CORNER OF SAID LOT 4; THENCE NORTHEASTERLY ALONG THE SOUTHEASTERLY LINE OF SAID LOT 4, NORTH 50 DEGREES 28 MINUTES 50 SECONDS EAST 152.11 FEET TO THE POINT OF BEGINNING.

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